Comerica Incorporated

Second Quarter 2012 Financial Review
July 17, 2012

Comerica Bank

comerica.com

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; the acquisition of Sterling Bancshares, Inc., or any future acquisitions; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; the implementation of Comerica's strategies and business models, including the implementation of revenue enhancements and efficiency improvements; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2011. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Financial Results

	2Q12	1Q12	2Q11
Diluted income per common share[1]	$0.73	$0.66	$0.53
Net interest income	$435	$443	$391
Noninterest income	211	206	202
Provision for credit losses	19	22	45
Noninterest expenses[2]	433	449	411
Net income	144	130	96
Total loans (average)	$43,228	$42,269	$39,174
Total deposits (average)	48,679	48,311	41,480
Tier 1 capital ratio	10.32%[3]	10.27%	10.53%
Average diluted shares (millions)	194	196	178

$ in millions, except per share data
[1]Calculated using net income attributable to common shares. [2]Includes restructuring expenses of $8MM ($5MM, after-tax) and $5MM ($3MM, after tax) in 2Q12 & 2Q11, respectively, associated with the acquisition of Sterling on July 28, 2011.
[3]Estimated.

Comerica Bank 3

Second Quarter 2012 Highlights

2Q12 vs. 1Q12	Chg $	Chg %	
Total Loans (average)	↑ $959	2%	Driven by Commercial Loans
Commercial Loans	↑ 1,247	5	Broad-based growth by market & business line
Total Deposits (average)	↑ 368	1	New record
Noninterest-bearing deposits	↑ 491	2	Broad-based growth by market & business line
Net Interest Income	↓ (8)	(2)	Stable, excluding decline in accretion
Noninterest Income	↑ 5	2	Continued customer-fee income growth offsetting regulatory headwinds
Noninterest Expense	↓ (16)	(4)	Expense control offsets higher restructuring costs
Net Income	↑ 14	11	
Net credit-related charge-offs	→ --	--	Remain low with NCO ratio of 0.42%[1]
Provision for credit losses	↓ (3)	(14)	Reflects solid credit quality
Tier 1 common capital[2]	10.32%		
Repurchased under share program	2.9MM		

$ in millions. [1] Percentage is calculated based on average total loans.
[2]Estimated; See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures

Comerica Bank 4

Reputation Ranks Highly in Recent Consumer Survey 5 Among only 2 banks that placed in the top 5 in nearly every category Source: 2012 America Banker/Reputation Institute Survey published July 1, 2012 Innovation 1. ING Direct2. Charles Schwab3. Ally Bank4. BBVA Compass5. E-Trade Performance 1. ING Direct2. BBVA Compass3. Comerica4. Charles Schwab5. M&T Bank Products 1. ING Direct2. Bank of the West3. Ally Bank4. Charles Schwab5. Comerica Workplace 1. Bank of the West2. Citizen Bank3. Comerica4. BBVA Compass5. BMO Harris Bank Citizenship 1. Comerica2. Bank of the West3. Ally Bank4. ING Direct5. M&T Bank Governance 1. Comerica2. Ally Bank3. ING Direct4. Bank of the West5. Zions Bank Leadership 1. Charles Schwab2. E-Trade3. ING Direct4. Comerica5. Morgan Stanley Overall1. ING Direct2. Bank of the West3. BBVA Compass4. Comerica5. Ally Bank Well Positioned in Growth Markets 6 1Source: Census Bureau: Top 15 cities w/ population increase between 4/1/10 and 7/1/11 2Includes $2.1B of Sterling Bancshares loans added on July 28, 2011 0 20 40 60 80 San Jose, CAWashington El Paso, TXFort Worth, TX New OrleansSan Diego Charlotte, NCDenver PhoenixDallas Los AngelesAustin, TX San AntonioHouston New York Comerica Markets 14.1 12.1 6.9 13.9 11.9 8.1 13.7 12.0 9.0 13.8 12.4 9.3 13.8 12.9 9.5 Midwest Western Texas Major Markets (Average Loan Balances, $ in B)U.S. Census BureauTop 15 Growth Cities1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 Population Increase (in 000’s) -2% 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 2Q1 1

0.6 0.9 1.5 1.5 1.5 1.6 2.0 21.7 22.1 23.5 24.7 26.0 25.6 27.0 2Q11 3Q11 4Q11 1Q12 2Q12 1Q12 2Q12 Mortgage Banker 39.2 40.1 41.5 42.3 43.2 43.0 44.0 3.79 4.01 3.98 3.92 3.79 2Q11 3Q11 4Q11 1Q12 2Q12 1Q12 2Q12 Loan Yields Commercial Loan Growth ($B) Average Loans Grew 2% with Commercial Loans up 5% Average Loan Growth Across Most Businesses & Markets1 Total Loan Growth ($B) 7 Includes Sterling Bancshares loans from July 28, 2011. 12Q12 compared to 1Q12 Period-endAverage Balances Average Balances Period-end Loan Commitments and Utilization Increase $27.7 $25.8 $22.9 $21.7 $20.3 $20.3 $20.5 $20.3 $19.7 $19.8 $20.4 $22.3 $22.7 $23.7 $52.5 $50.5 $48.5 $46.4 $44.9 $44.7 $44.3 $44.5 $44.5 $44.4 $45.0 $46.9 $47.8 $48.5 40% 45% 50% 55% 60% 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Outstandings Commitments Utilization Commitments and Outstandings ($ in B) 2Q12 compared to 1Q12; 3Q11 includes Comerica legacy and Sterling Energy portfolio from date of acquisition; Average utilization of commercial commitments as a percentage of total commercial commitments at period end  Line utilization increased to 48.8%  Commitments increased $636MM to $48.5B, highest level since 2Q09  Increased commitments in most major markets  Loan pipeline remains strong 8

Record Deposit Levels Continue



Deposit Costs Decline as Deposits Grow ($B)[1]
Sterling
Deposit Rates
41.5
45.1
47.8
48.3
48.7
49.3
49.4
0.35
0.33
0.29
0.26
0.25
2Q11 3Q11 4Q11 1Q12 2Q12
Average Balances
1Q12 2Q12
Period-end

Total average deposits grew $368MM

- Noninterest-bearing deposits up $491MM
- Greatest growth in Western market driven by Technology & Life Sciences (TLS) and Financial Services Division (FSD)

Total period-end deposits increased $82MM

- Noninterest-bearing deposits up $589MM

2Q12 compared to 1Q12

Comerica Bank
9

Net Interest Income Stable[1]



Net Interest Income ($MM)
Accretion
NIM
391
423
444
443
435
27
26
25
18
391
396
418
418
417
3.14
3.18
3.19
3.19
3.10
2Q11 3Q11 4Q11 1Q12 2Q12

Net interest income reflects[2] :

+ Loan growth ($8MM)
- Lower accretion on acquired Sterling loan portfolio ($7MM)
- Lower loan yields due to mix shift ($4MM)
- Impacts from mortgaged-backed securities portfolio ($5MM)

Expected Accretion[3] of ≈$20-$25 million for second half of 2012

Balance sheet remains well positioned for a rising rate environment:

- 200 basis points *annual* rate increase equates to ≈$160MM expected increase in net interest income[4]
- Approximately 85% of loans are floating of which 75% are LIBOR based[5]

[1]Excluding the impact of accretion from the Sterling acquisition. [2]2Q12 compared to 1Q12. [3]Outlook as of July 17, 2012
[4]At 6/30/12; Analysis based on non-parallel ramp in interest rates over 12 months; See 10K filing with SEC for methodology.
[5]At 5/31/12

Comerica Bank
10

MBS Securities Portfolio Stable

Primarily AAA Mortgage-backed Securities (MBS)



Yield
6,907
7,721
9,355
9,537
9,432
9,563
9,549
3.40
2.87
2.74
2.73
2.55
2Q11 3Q11 4Q11 1Q12 2Q12
Average Balances
1Q12 2Q12
Period-end

Target level of MBS ≈ $9B

Total average MBS portfolio of $9.4B

- Pace of prepayment consistent with expectations ($750MM-900MM per quarter) for remainder of 2012[1]
- Yield of 2.55% (2.66% without accelerated premium amortization)
- Duration of 2.7 years
- Net unrealized pre-tax gain $263MM
- Unamortized premium of about $115MM

MBS impact on net interest income ($5MM)[2]:

- Accelerated premium amortization ($3MM)
- Lower reinvestment yields and decrease in portfolio ($2MM)

Average $ in millions (MM). [1]Outlook as of July 17, 2012. [2]2Q12 compared to 1Q12

Comerica Bank

11

Strong Credit Quality

Net credit-related charge-off ratio approaching normal levels



Provision for credit-related losses
Net credit-related Charge-off Ratio
45
35
18
22
19
0.92
0.77
0.57
0.43
0.42
2Q11 3Q11 4Q11 1Q12 2Q12

Watch list[1] & Nonperforming loans continue to trend down



Nonperforming Loans
Accruing Watch list Loans
4,827
4,969
4,467
4,206
3,835
974
958
887
856
747
2Q11 3Q11 2 4Q11 1Q12 2Q12

$ in millions
[1]Watch list is generally consistent with regulatory defined Special Mention, Substandard and Doubtful (nonaccrual) loans
[2]Reflects addition of Sterling watch list loans from July 28, 2011.

Comerica Bank

12

Fee Income Growth Continues

Total Noninterest Income ($MM)



Customer-Driven Fee Income[1]
202
201
182
206
+2%
211
180
183
175
184
+2%
187
2Q11
3Q11
4Q11
1Q12
2Q12

Noninterest income increased 2% reflecting:

- Customer-driven fee income ($3MM)
  - + Customer derivative income ($5MM)
  - - Service charges on deposit accounts ($3MM)
- All other noninterest income ($2MM):
  - + Incentive bonus from third-party credit card processor ($5MM)
  - + Principal investing & warrants ($3MM)
  - - Deferred compensation asset returns ($7MM), offset in salaries expense

At June 30, 2012 [1]Customer-Driven Fee Income includes service charges on deposit accounts, fiduciary income, commercial lending fees, letter of credit fees, card fees, foreign exchange income, brokerage fees and customer-driven components of other noninterest income.

Comerica Bank
13

Tight Expense Control Continues

Noninterest Expenses ($MM)



Restructuring
411
463
479
449
-5%[1]
433
406
430
442
449
425
2Q11
3Q11
4Q11
1Q12
2Q12

Full Time Equivalent (FTE) Employees



8,915
9,701
9,397
9,195
-2%
9,014
2Q11
3Q11
4Q11
1Q12
2Q12

Noninterest expenses decreased $16MM, driven by:

- Decreases in:
  - Salaries ($12MM)
    - Deferred compensation asset expense ($7MM), offset in noninterest income
    - 1Q12 Stock Awards ($5MM)
  - Litigation & Legal Fees ($3MM)
  - Other Real Estate ($4MM)
- Increases in:
  - Merger & Restructuring Costs ($8MM)

Expect Merger & Restructuring Costs[2] of ≈$25-30MM for remainder of 2012

2Q12 compared to 1Q12. [1]Decrease excludes restructuring charges of -0-MM in 1Q12 and $8MM in 2Q12.
[2]Outlook as of July 17, 2012

Comerica Bank
14

Capital Position Remains Strong Even Under Proposed Rules

Positive Capital Generation

Tier 1 Capital Ratio
2Q12 vs. 1Q12


10.27%
0.23%
-0.05%
-0.13%
10.32%
Organic Capital Generation
Dividend Distribution
Share Buybacks
1Q12 Tier 1 Capital Ratio
2Q12 Tier 1 Capital Ratio

Primary Basel III Adjustments

Change in Capital Definition	≈0.50 - 0.55 bps
Changes to Risk-weighted Assets	≈0.40 - 0.45 bps
Total Tier 1 Change	**≈0.90 - 1.00 bps**

Basel III Estimate


10.32%
≈ 9.30-9.40%
Regulatory Standard[1] 8.5% in 2019
2Q12 Tier 1 Capital Ratio[2]
Estimated 2Q12 Basel III Tier 1 Capital

Impact on Comerica is estimated and subject to final rulemaking. Comerica may be affected by other changes due to Basel III.
[1]Final 2019 fully phased in Tier 1 plus a conservation buffer without the SIFI Buffer which has not yet been announced.
[2]Estimated

Comerica Bank
15

Active Capital Manager

2012 Capital Plan Approved
- Regulators had no objection to 2012 Capital Plan
- Board increased dividend 50% to 0.15 per share
- $375MM share repurchase target from 1Q12 through 1Q13[1]
- 1.1 million shares purchased in 1Q12 ($33MM)
- 2.9 million shares purchased in 2Q12 ($88MM)


Shares Repurchased
Dividend
Historical Average Shareholder Payout of 77% of annual earnings
83%
59%
34%
36%
62%
91%
57%
96%
104%
86%
143%
47%
41%
81%
35%
34%
34%
34%
45%
56%
53%
47%
43%
43%
57%
19%
15%
21%
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'11
1Q12
2Q12

[1]Outlook as of July 17, 2012.

Comerica Bank
16

Management 2012 Outlook1 1Outlook as of July 17, 2012. Based on current economic environment 17 Full-year 2012 compared to full-year 2011: Average loans +5-6% Net interest income +3-5% Net credit related charge-offs & provision Declining Noninterest income +1-2% Noninterest expense ±1% Appendix

Diverse Loan Portfolio Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA1Specialty Businesses includes: Financial Services Division (FSD), Entertainment , Energy, Leasing, Mortgage Banker Finance and Technology and Life Sciences (TLS )2Other Markets include markets not separately identified above in addition to businesses with a national perspective Midwest$13.8B 32% Western$12.9B 30% Texas $9.5B 22% Florida $1.4B 3%Int'l$1.8B 4% Other Markets2$3.8B 9% Middle Market$12.2B 29% CommercialReal Estate$4.3B 10% Global CorpBanking$5.3B 12% Nat'l DealerServices$4.3B 10% SpecialtyBusinesses1$7.3B 17%Personal Banking$1.7B 4% Small Business Banking $3.6B 8% Private Banking$4.5B 10% Average 2Q12: $43.2 billion By Market By Line of Business 19 Loan Growth Continued to Outpace the Industry in the Quarter -2% 0% 2% 4% 6% 2Q11 3Q11 4Q11 1Q12 2Q12 Comerica All Banks Large Banks -2% 0% 2% 4% 6% 2Q11 3Q11 4Q11 1Q12 2Q12 Comerica All Banks Large Banks Average Quarterly Total Loan Growth1 Average Quarterly C&I Loan Growth1,2 C&I Strong Contributor to Loan Growth 1Source: Federal Reserve H.8 as of 6/27/12. Large banks are defined as the top 25 domestically chartered commercial banks, ranked by domestic assets.2The primary difference between commercial loans on Comerica’s financial statements vs. H.8 C&I loans, is that Mortgage Banker Finance is excluded from the H.8 definition of C&I. 20

1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2Q11 3Q11 4Q11 1Q12 2Q12 +6% 12,0 23 11,9 28 11,9 13 12,0 36 12,2 32 2Q11 3Q11 4Q11 1Q12 2Q12 +2% Loan Performance in Select Portfolios Specialty Businesses includes: Financial Services Division (FSD), Entertainment, Energy, Leasing, Mortgage Banker and Technology and Life Sciences (TLS ); Includes Sterling Bancshares loans from July 28, 2011 Middle Market (Average, $ in MM) Energy (Average, $ in MM) 1,21 7 1,34 6 1,51 7 1,64 3 1,65 9 2Q11 3Q11 4Q11 1Q12 2Q12 +1% Tech and Life Sciences (Average, $ in MM) 21 4,80 4 4,89 0 4,68 1 4,93 5 5,32 8 2Q11 3Q11 4Q11 1Q12 2Q12 +8% Global Corporate Banking (Average, $ in MM) Loans By Business and Market 22 Average loans in $ billions By Line of Business 2Q12 1Q12 2Q11 By Market 2Q12 1Q12 2Q11Middle Market $12.2 $12.0 $12.0 Midwest $13.8 $13.8 $14.1Commercial Real Estate 4.3 4.4 4.1 Western 12.9 12.4 12.1Global Corporate Banking 5.3 4.9 4.8 Texas 9.5 9.3 6.9National Dealer Services 4.3 3.8 3.6 Florida 1.4 1.4 1.6Specialty Businesses 7.3 7.1 5.0 Other Markets 3.8 3.7 2.8BUSINESS BANK $33.4 $32.2 $29.5 International 1.8 1.7 1.7Small Business Banking 3.6 3.8 3.3 TOTAL $43.2 $42.3 $39.2Personal Banking 1.7 1.7 1.7 RETAIL BANK $5.3 $5.5 $5.0 WEALTH MANAGEMENT (Private Banking) $4.5 $4.6 $4.7 TOTAL $43.2 $42.3 $39.2

Shared National Credit Relationships

- Approximately 900 borrowers
- Strategy: Full relationships with ancillary business
- Comerica is agent for approximately 17%
- Adhere to same credit underwriting standards as rest of loan book
- Credit quality mirrors total portfolio

June 30, 2012: $9.2 billion



Nat'l Dealer Services $0.4B 4%
Energy $2.2B 24%
Other $0.7B 8%
Middle Market $2.1B 23%
Commercial Real Estate $0.8B 9%
Global Corp Banking $3.0B 32%

Period-end outstandings as of June 30, 2012
Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.

Comerica Bank
23

National Dealer Services Line of Business

Diverse Franchise Distribution[1]



Honda/Acura 17%
Ford 8%
GM 9%
Chrysler 7%
Mercedes 4%
Nissan/ Infiniti 8%
Other European 9%
Other Asian 9%
Other² 12%
Toyota/Lexus 17%

Geographic Dispersion

Western	60%	Florida	7%
Midwest	19%	Texas	8%

- 65+ years of Floor Plan lending, with over 20 years on a national basis
- Top tier strategy
- Majority are "Mega Dealer" (five or more dealerships in group)
- Excellent credit quality
- Robust monitoring of company inventory and performance



Loan Balances ($ in Billions)
4.9
3.5
3.4
3.5
3.8
4.3
2.4
2.0
2008
2009
2010
2011
1Q12
2Q12
6/30/12
Average
PE Floor Plan
PE Non-Floor Plan

[1] Franchise distribution based on June 30, 2012 period-end (PE) outstandings
[2] "Other" includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank
24

Commercial Real Estate

2Q12 Period End: $11.2 billion



Primarily Owner-Occupied Commercial Mortgages $7.9B 70%
Real Estate Construction[1] $1.0B 9%
Commercial Mortgages[1] $2.3B 21%

2Q12 Period-end[2]

	Western	Michigan	Texas	Florida	Other Markets	Total
Real Estate Construction Loans						
Single Family	76	7	31	1	6	121
Land Development	13	6	18	-	30	67
Total Residential	**89**	**13**	**49**	**1**	**36**	**188**
Multi-Family	107	-	145	36	42	330
Retail	55	38	88	11	28	220
Multi-use	15	-	38	-	-	53
Other	92	13	61	2	-	168
Other Sterling[3]	2	-	30	-	-	32
Total Commercial	**271**	**51**	**362**	**49**	**70**	**803**
Subtotal	360	64	411	50	106	991
Commercial Mortgage Loans						
Single Family	20	3	20	2	14	59
Land Carry	59	29	22	19	7	136
Total Residential	**79**	**32**	**42**	**21**	**21**	**195**
Multi-Family	124	58	146	151	30	509
Retail	187	72	106	57	31	453
Multi-use	114	17	44	-	23	198
Other	255	158	198	11	65	687
Other Sterling[3]	26	1	198	4	44	273
Total Commercial	**706**	**306**	**692**	**223**	**193**	**2,120**
Subtotal	785	338	734	244	214	2,315
Total	1,145	402	1,145	294	320	3,306

[1]Included in Commercial Real Estate line of business
[2]$ in millions; excludes Commercial Real Estate line of business loans not secured by real estate
[3]Project type of property not currently available

Comerica Bank
25

Net Loan Charge-offs By Business and Market

By Line of Business	2Q12	1Q12	4Q11	3Q11	2Q11
Middle Market	$7	$9	$8	$19	$38
Commercial Real Estate	18	14	13	20	12
Global Corporate Banking	(2)	2	3	1	4
Specialty Businesses	3	3	8	0	0
BUSINESS BANK	**$26**	**$28**	**$32**	**$40**	**$54**
Small Business Banking	6	9	11	23	17
Personal Banking	3	3	5	5	5
RETAIL BANK	**$9**	**$12**	**$16**	**$28**	**$22**
WEALTH MANAGEMENT (Private Banking)	**$10**	**$5**	**$12**	**$9**	**$14**
TOTAL	**$45**	**$45**	**$60**	**$77**	**$90**
Provision for credit losses	$19	$22	$18	$35	$45

By Market	2Q12	1Q12	4Q11	3Q11	2Q11
Midwest	$10	$18	$32	$33	$37
Western	12	11	5	32	26
Texas	4	7	4	2	3
Florida	10	2	7	5	15
Other Markets / International	9	7	12	5	9
TOTAL	**$45**	**$45**	**$60**	**$77**	**$90**

$ in millions

Comerica Bank
26

Nonperforming Assets

June 30, 2012
Nonaccrual Loans $719 million
By Business


Global Corp Banking $25MM
Commercial Real Estate $218MM
Middle Market $196MM
Other $87MM
Private Banking $72MM
Specialty Businesses $24MM
Small Business $97MM

2Q12 compared to 1Q12

Nonperforming Assets of $814MM, a $109MM decrease, included:
Nonaccrual loans decreased $111MM
Foreclosed Property stable at $67MM

Troubled Debt Restructurings (TDRs) of $312MM, included:
- $96MM Performing Restructured
- $28MM Reduced Rate
- $188MM Nonaccrual TDR

Average carrying value of nonaccrual loans approximately 60% (40% write-down)
No nonaccrual loans held-for-sale

Comerica Bank
27

Deposits by Business and Market

By Line of Business	2Q12	1Q12	2Q11
Middle Market	$5.2	$5.2	$4.7
Commercial Real Estate	1.0	1.0	0.8
Global Corporate Banking	8.3	8.6	7.1
National Dealer Services	0.2	0.2	0.2
Specialty Businesses	9.5	9.0	7.6
BUSINESS BANK	**$24.2**	**$24.0**	**$20.4**
Small Business Banking	6.0	6.0	4.5
Personal Banking	14.5	14.4	13.2
RETAIL BANK	**$20.5**	**$20.4**	**$17.7**
WEALTH MANAGEMENT (Private Banking)	**$3.6**	**$3.6**	**$3.0**
Finance/Other	0.4	0.3	0.4
TOTAL	**$48.7**	**$48.3**	**$41.5**

By Market	2Q12	1Q12	2Q11
Midwest	$19.2	$19.5	$18.3
Western	14.4	13.9	12.5
Texas	10.2	10.2	6.2
Florida	0.4	0.4	0.4
Other Markets	2.7	2.6	2.5
International	1.4	1.4	1.3
Finance/Other	0.4	0.3	0.3
TOTAL	**$48.7**	**$48.3**	**$41.5**

Average deposits in $ billions

Comerica Bank
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Holding Company Debt Ratings

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch	DBRS
Peer Banks	BB&T	A-	A2	A+	A (high)
Peer Banks	**Comerica**	**A-**	**A3**	**A**	**A**
Peer Banks	M&T Bank	A-	A3	A-	A (low)
Peer Banks	BOK Financial	BBB+	A2	A-	A (low)
Peer Banks	KeyCorp	BBB+	Baa1	A-	BBB (high)
Peer Banks	SunTrust	BBB	Baa1	BBB+	A (low)
Peer Banks	Fifth Third	BBB	Baa1	A-	A (low)
Peer Banks	Huntington	BBB	Baa1	BBB+	BBB
Peer Banks	First Horizon National Corp	BBB-	Baa1	BBB+	
Peer Banks	Regions Financial	BBB-	Ba3	BBB-	BBB
Peer Banks	Zions Bancorporation	BBB-	Ba3	BBB-	BBB (low)
Peer Banks	Synovus Financial Corp	B	B2	BB-	
Large Banks	Wells Fargo & Company	A+	A2	AA-	AA
Large Banks	U.S. Bancorp	A	Aa3	AA-	AA
Large Banks	JP Morgan	A	A2	A	A
Large Banks	PNC Financial Services Group	A-	A3	A+	A (high)
Large Banks	Bank of America	A-	Baa2	A	A

As of 7/2/12; Source: SNL Financial; Debt Ratings are not a recommendation to buy, sell, or hold securities.

Comerica Bank

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Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
Tier 1 capital[1,2]	$6,676	$6,647	$6,582	$6,560	$6,193
Less: Trust preferred securities	--	--	25	49	--
Tier 1 common capital[2]	6,676	6,647	6,557	6,511	6,193
Risk-weighted assets[1,2]	64,691	64,742	63,244	61,593	58,795
Tier 1 common capital ratio [2]	***10.32%***	***10.27%***	***10.37%***	***10.57%***	***10.53%***
Total shareholders' equity	$7,028	$6,985	$6,868	$6,951	$6,038
Less: Goodwill	635	635	635	635	150
Less: Other intangible assets	28	30	32	35	4
Tangible common equity	$6,365	$6,320	$6,201	$6,281	$5,884
Total assets	$62,650	$62,593	$61,008	$60,888	$54,141
Less: Goodwill	635	635	635	635	150
Less: Other intangible assets	28	30	32	35	4
Tangible assets	$61,987	$61,928	$60,341	$60,218	$53,987
Tangible common equity ratio	***10.27%***	***10.21%***	***10.27%***	***10.43%***	***10.90%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.
The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.
[1]Regulatory Capital, Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.
[2] June 30, 2012 Regulatory Capital, Tier 1 Capital, and Risk-Weighted assets are estimated.

Comerica Bank

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